THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

     We are pleased to report that The Torray Fund's value rose 24% last year, bringing its nine-year record to 21.2% compounded annually. After taxes, the returns were 23.5% and 20.1% respectively. The gain since inception is nearly double the historic performance of U.S. stocks and half again more than our 15% objective. An investment in the fund at the start of 1991 has multiplied over 5 1/2 times, a result we never dreamed of at the outset. Looking ahead, we are as enthusiastic as ever about our prospects.
     The performance of our top 10 stocks accounted for The Torray Fund's entire return last year: Hughes Electronics and Amgen alone made up half of the gain. This is not an unusual result for a concentrated portfolio. The overall market's advance was even more narrowly based. Only 27 of the Standard & Poor's 500 stocks produced all of its return, and over half of the Index went down. Concentrated portfolios are a two-edged sword -- better returns if you know what you're doing, worse if you don't. We're confident on that score. But, beyond the opportunity for a more favorable result, concentration sometimes causes short-term volatility and performance opposite to the direction of the market. These outcomes often unsettle less experienced investors. Typically, their first reaction is that something has gone wrong -- the fund's management or strategy has changed, or those in charge have simply lost it. Later, when the trends reverse -- as they usually do -- it's assumed management has recovered its senses, dumped offending stocks, and replaced them with winners. In our case, nothing could be further from the truth. We have never changed our approach, nor have we ever altered the portfolio's composition in order to affect the fund's share price. When you see a 2%-3% daily move in our quotation, or the price sagging more than the market for a period, you can be certain that investor sentiment has shifted on some of our major holdings. But, that doesn't mean the new assessment is any sounder than the old one. Remember, short-term price fluctuations are a function of public opinion, and the public has not proven itself overly astute when it comes to investing. So why pay attention to these day-to-day mood swings?
     During the last half of 1999, we added five stocks to our portfolio: Abbott Laboratories, ALZA Corp., Markel Corp., Dow Jones, and Xerox. Raytheon joined the list this January. Four of the stocks had dropped significantly prior to their purchase: Abbott -35%, ALZA -37%, Raytheon -70%, and Xerox -66%. Dow Jones and Markel had been trading in a narrow band all year. These companies represent quality, low-risk, high-return opportunities that fit perfectly with our approach. A few positions were trimmed or eliminated to provide funding. Otherwise, little has changed since we sent you our Semi-Annual Report. At that point the fund was up 20%. It dropped during the fall to a gain of less than 5%. The news at the time was gloomy and investor psychology decidedly negative. Every time Alan Greenspan's name came up, financials (over 26% of our

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LETTER TO SHAREHOLDERS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

assets) dropped -- often as much as 2%-4% -- in a single day. AT&T, Boston Scientific, Gillette, Walt Disney, and other quality stocks in the portfolio also sold off, a few on specific news, others in sympathy with the slumping market. The fading prices and evaporating gains gave the appearance we were heading for a losing year. But, as so often happens, just when things looked their bleakest, stocks rebounded and the fund's return increased by 19 percentage points to close the year with a 24% gain. Such up-and-down gyrations are typical of the stock market, as we have noted in the past. The good news is they don't mean anything. We hope you will ignore them, or, even better, seize the opportunity of falling prices to buy more shares on sale. That's what we do when we invest the fund's money and also when we invest our own in the fund.
     The stock market was very volatile last year and we expect more of the same in the future. The cause can be traced to speculative churning of stocks by institutions and hyperactive individual investors, many of whom are hooked on day trading. Recent studies show that turnover on Wall Street has accelerated to a pace not seen since the 1920's. According to an analysis by the respected investment firm Sanford C. Bernstein, the equivalent of 79% of the total capitalization of stocks listed on the New York Exchange changed hands last year. Nasdaq's turnover was an astonishing 221%, a pace exceeding three times that of any major industrialized market in the world. The 50 top-performing Nasdaq stocks rolled over an incredible six times. Only 15 of them reported earnings. Finally, the 50 most heavily traded Nasdaq stocks were held by investors for an average of only three weeks. These statistics offer proof that today's market is dominated by momentum-driven speculators whose attraction to stocks derives not from the fact that they lay claim to the assets and earnings of businesses, but rather, because they have been going up for so long. The S&P 500's 10 best performers, accounting for nearly two-thirds of the Index's 21% return, now sport an incredible P.E. ratio on trailing 12-month earnings of 190-to-1. The earnings' yield at that level is about 1/2 of 1%. The top 100 Nasdaq stocks trade at 150-times-earnings. These extraordinary and unsustainable valuations are a further indication that market psychology, not business fundamentals, is fueling the current boom in stock prices. This is not a good sign. However, we are unconcerned about the future of The Torray Fund. That's because we always buy the best companies we can find, AT A FAIR PRICE, and hold onto them for the long term. We don't trade nor do we care what the market's doing, except to the extent it offers up new opportunities. Over the long haul we think that's a winning combination.
     On a different note, financial institutions are locked in a fierce battle to gain control of the public's savings. Unfortunately, the competition has intensified an already-foolish focus on short-term returns. The constant barrage of mutual fund advertising and promotional literature touting ever changing weekly, quarterly, and annual performance is enough to knock investors senseless. CNBC's evening market wrap-up show even reports the five funds with the biggest gains

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LETTER TO SHAREHOLDERS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

and losses for THE DAY. Despite all of this propaganda, the fact is that short-term returns are nothing more than the random fallout from thousands of funds swapping thousands of stocks at a rate approaching 100% a year. Pure chance guarantees that some -- though an infinitesimal percentage of the total -- will post huge gains. Such flukes, unfortunately, can cause inexperienced investors to question why THEIR mutual funds aren't making, say, 85% a year. If you find yourself tempted to try your luck on one of these situations, remember that high-octane investment results never last long. Also keep in mind that, AS A GROUP, investors cannot earn returns that far outrun the growth in earnings of the companies they own. (Those who invest in mutual funds will realize even less, due to the expenses and taxes associated with active fund management.) As a reference point, corporate earnings grew 6.2% annually over the last 50 years. Although share prices advanced faster -- 9.4% a year -- a lot of the difference is attributable to a more than doubling of P.E. ratios during the 1990's from 15 to a record 32. (Investors are now paying over twice as much for corporate profits as they were 10 years ago.) As a consequence, the annual appreciation rate of stocks nearly doubled as well, climbing from a 40-year average of 7.9% per year (1950-1989) to 15.3% over the last decade. Even more remarkable, for the five years 1995-1999, stocks soared 26.2% annually, nearly 4 1/2 times the historic average annual growth in profits. At that rate, $10,000 becomes over $1.1 billion in 50 years. (Our fund did even better, compounding at 29%, which turns $10,000 into $3.4 billion in a half-century.)
     You don't have to know much about the history of finance and the markets to appreciate that neither outcome has a prayer of materializing. Looked at another way, imagine for a moment that you own a business worth $10,000 based on a 32-to-1 ratio of its $312 profit last year. The earnings grow 6.2% compounded for 50 years, reaching $6,300 in the year 2050. IF its P.E. multiple remains at 32, (a very high valuation by historic standards), your company would then be worth $202,000. Can you conceive of anyone foolish enough to buy it for $1.1 billion, not to mention $3.4 billion? Yet this is precisely the result the market's course over the last five years would lead a naive investor to expect. But, suppose someone buys it for billions anyway? If earnings continue growing at 6.2% and the P.E. remains constant, the business will earn $127,000 in the year 2099. It's doubtful, though, the owner will feel like celebrating the turn of the century in London or Paris: it will have taken 50 years for the return on his billion-dollar-plus investment to equal what he could have made every year from the start by putting a mere $2 million into 6% municipal bonds. (We don't recommend doing that either.)
     This simple illustration points up the absurdity of believing that stock market returns of recent years will repeat in decades to come. We think the favorable fundamentals largely responsible for the enormous escalation in values (falling inflation and interest rates and accelerating earnings growth) have reached practical limits. That is to say, in order for P.E.s to double again,

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--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

interest rates would probably have to fall below 3%, inflation to zero, and earnings would need to grow at 10%-12% annually -- double their historic rate. This is not going to happen. As a result, we're convinced equity returns are headed down and that investor expectations need readjustment. Having said that, Doug and I remain very confident that by sticking to our philosophy and game plan we can continue to achieve The Torray Fund's 15% annual growth objective. Measured over decades, this would double your investment, on average, every five years. Over a 40-year working career that will turn $10,000 into $2.5 million. We hope you will keep these perspectives in mind when reviewing our portfolio and investment returns.
     On behalf of our Board of Trustees and staff we want to thank you again for entrusting your savings to us. Your confidence in our management is deeply appreciated. We are also pleased to let you know that our website (www.torray.com) will be up and running by the time you receive this report.

                                   Sincerely,


                                   /s/ Robert E. Torray   /s/ Douglas C. Eby
                                   --------------------   ------------------
                                       Robert E. Torray       Douglas C. Eby

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

   TOTAL RATES OF RETURN ON AN INVESTMENT IN THE TORRAY FUND VS. THE S&P 500

                            For the calendar years:

                       1991        1992       1993       1994        1995        1996        1997       1998        1999
                       ----        ----       ----       ----        ----        ----        ----       ----        ----
The Torray Fund       19.98%      21.04%      6.37%      2.41%      50.41%      29.09%      37.12%      8.20%      24.01%
S&P 500               30.48%       7.66%     10.09%      1.30%      37.54%      22.98%      33.36%     28.58%      21.04%


                                 THE TORRAY FUND
                            [BAR CHART APPEARS HERE]


Returns on both The Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.
Fund returns are after all expenses. Past performance is not predictive of future results.


         CUMULATIVE RETURNS FOR THE NINE YEARS ENDED DECEMBER 31, 1999
  The Torray Fund         465.20%
  S&P 500                 449.49%

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           CHANGE IN VALUE OF $10,000 INVESTED ON DECEMBER 31, 1990 (COMMENCEMENT OF OPERATIONS) TO:



                  12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                  --------   --------   --------   --------   --------   --------   --------   --------   --------
The Torray Fund   $11,999    $14,523    $15,448    $15,821    $23,796    $30,719    $42,122    $45,576    $56,519
S&P 500           $13,048    $14,047    $15,465    $15,666    $21,547    $26,499    $35,339    $45,438    $54,998


                                 THE TORRAY FUND
                            [BAR CHART APPEARS HERE]


Returns on both The Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.
Fund returns are after all expenses. Past performance is not predictive of future results.




                          AVERAGE ANNUAL TOTAL RETURNS

                     (for periods ended December 31, 1999)


                     1 Year      2 Years     3 Years     4 Years     5 Years     6 Years     7 Years     8 Years     9 Years
                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   The Torray Fund   24.01%      15.84%      22.54%      24.14%      29.00%      24.13%      21.42%      21.38%      21.22%
   S&P 500           21.04%      24.75%      27.56%      26.40%      28.55%      23.55%      21.52%      19.70%      20.85%

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

        PRINCIPAL AMOUNT
           OR SHARES                                         MARKET VALUE
       -----------------                                    --------------
U.S. GOVERNMENT OBLIGATIONS 0.46%
      8,791,000       U.S. Treasury Bill                      $ 8,632,838
                                                              -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS                               8,632,838
 (amortized cost $8,631,089)                                  -----------

COMMON STOCK 99.62%
    24.01% FINANCIAL SERVICES
       1,763,518      Citigroup, Inc.                          97,985,468
         751,500      J.P. Morgan & Company Inc.               95,158,688
       2,204,400      SLM Holding Corporation                  93,135,900
         404,100      American Express Company                 67,181,625
       1,709,000      Franklin Resources, Inc.                 54,794,813
         223,500      Markel Corporation*                      34,642,500
         408,500      Terra Nova (Bermuda) Holdings, Ltd.      12,255,000
                                                              -----------
                                                              455,153,994
    17.69% HEALTHCARE
        4,578,000     Boston Scientific Corporation*          100,143,750
        2,550,100     Abbott Laboratories                      92,600,506
        1,500,000     Amgen, Inc.*                             90,093,750
        1,035,300     IMS Health, Inc.                         28,147,219
          700,000     ALZA Corporation*                        24,237,500
                                                              -----------
                                                              335,222,725
    17.86% COMMUNICATIONS EQUIPMENT
        1,936,000     Hughes Electronics Corporation*         185,856,000
        3,316,000     Loral Space & Communications Ltd.*       80,620,250
        1,215,000     PanAmSat Corporation*                    72,140,625
                                                              -----------
                                                              338,616,875

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

    7.62% COMPUTER SYSTEMS & INTEGRATION
          1,137,200     Electronic Data Systems Corporation      76,121,325
          2,000,000     Xerox Corporation                        45,375,000
            212,000     IBM Corporation                          22,896,000
                                                                 ----------
                                                                144,392,325
    6.64% CONSUMER PRODUCTS
          1,600,000     The Gillette Company                     65,900,000
            920,000     Kimberly-Clark Corporation               60,030,000
                                                                -----------
                                                                125,930,000
    5.89% MEDIA & ENTERTAINMENT
          2,325,000     The Walt Disney Company                  68,006,250
            489,800     Clear Channel Communications, Inc.*      43,714,650
                                                                -----------
                                                                111,720,900
    5.05% INDUSTRIAL MACHINERY
          1,417,000     Illinois Tool Works, Inc.                95,736,063
    3.61% LONG DISTANCE/TELECOMMUNICATIONS
          1,350,000     AT&T Corporation                         68,512,500
    3.17% CHEMICALS
            911,000     E.I. duPont de Nemours and Company       60,012,125
    2.43% BANKING
            940,800     Mellon Financial Corporation             32,046,000
            440,000     Bank One Corporation                     14,107,500
                                                                -----------
                                                                 46,153,500
    1.89% REAL ESTATE
          1,696,500     CarrAmerica Realty Corporation           35,838,562
    1.64% ELECTRICAL CONNECTORS
            686,400     Molex, Inc. Class A                      31,059,600

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

    0.89% AEROSPACE/DEFENSE/ELECTRONICS
         320,000     General Dynamics Corporation            16,880,000
    0.87% MANUFACTURING
         284,100     Honeywell International, Inc.           16,389,019
    0.36% PUBLISHING
         100,000     Dow Jones & Company, Inc.                6,800,000
                                                          -------------
TOTAL COMMON STOCK 99.62%                                 1,888,418,188
 (cost $1,429,641,974)                                    -------------

TOTAL PORTFOLIO SECURITIES 100.08%                        1,897,051,026
 (amortized cost $1,438,273,063)

OTHER ASSETS LESS LIABILITIES (0.08%)                        (1,513,145)
                                                          -------------
NET ASSETS 100.00%                                       $1,895,537,881
                                                         ==============
TOP 10 HOLDINGS

    1. Hughes Electronics Corporation*       6. SLM Holding Corporation
    2. Boston Scientific Corporation*        7. Abbott Laboratories
    3. Citigroup, Inc.                       8. Amgen, Inc.*
    4. Illinois Tool Works, Inc.             9. Loral Space & Communications Ltd.*
    5. J.P. Morgan & Company Inc.           10. Electronic Data Systems Corporation

*non-incoming producing securities



SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

     ASSETS
        Investments in securities at value
          (amortized cost $1,438,273,063)                    $ 1,897,051,026
        Receivable for investments sold                            4,541,240
        Subscriptions receivable                                   3,093,930
        Interest and dividends receivable                          1,847,260
        Cash                                                           2,488
                                                             ---------------
        TOTAL ASSETS                                           1,906,535,944
                                                             ---------------
     LIABILITIES
        Redemptions payable                                        2,828,538
        Payable for investments purchased                          3,743,067
        Accrued expenses                                           4,426,458
                                                             ---------------
        TOTAL LIABILITIES                                         10,998,063
                                                             ---------------
     NET ASSETS                                              $ 1,895,537,881
                                                             ===============
        Shares of beneficial interest ($1 stated value,
          42,778,943 shares outstanding, unlimited
          shares authorized)                                 $    42,778,943
        Paid-in-capital in excess of par                       1,376,406,379
        Undistributed net realized gain                           17,574,596
        Net unrealized appreciation of investments               458,777,963
                                                             ---------------
     NET ASSETS                                              $ 1,895,537,881
                                                             ===============
        PER SHARE                                            $         44.31
                                                             ===============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

     INVESTMENT INCOME
        Dividend income                                   $ 19,585,349
        Interest income                                      1,157,409
                                                          ------------
        Total income                                        20,742,758
                                                          ------------
     EXPENSES
        Management fees                                     16,626,268
        Other expenses:
  Legal fees                                 $78,639
  Transfer agent fees                        603,609
  Audit fees                                  25,895
  Registration & filing fees                  76,261
  Custodian's fees                           114,861
  Trustees' fees                              64,000
  Printing, postage and mailing              154,990
  Insurance                                    4,657
                                             -------
  Total other expenses                                       1,122,912
                                                          ------------
        Total expenses                                      17,749,180
                                                          ------------
     NET INVESTMENT INCOME                                   2,993,578
                                                          ------------
     REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS
        Net realized gain on investments                    60,809,405
        Net change in unrealized gain                      283,128,677
                                                          ------------
        Net gain on investments                            343,938,082
                                                          ------------
     NET INCREASE IN NET ASSETS
       FROM OPERATIONS                                    $346,931,660
                                                          ============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31:
--------------------------------------------------------------------------------

                                                           1999                1998
                                                    -----------------   ------------------
     INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income                        $    2,993,578       $    5,389,290
        Net realized gain (loss) on investments          60,809,405          (10,271,045)
        Net change in unrealized gain                   283,128,677           37,715,145
                                                     --------------       --------------
          Net increase in net assets from
           operations                                   346,931,660           32,833,390

     DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ($0.0731 and
          $0.139 per share, respectively)                (2,994,495)          (5,388,471)
        Net realized gains ($0.786 per share)           (32,963,764)                   0
                                                     --------------       --------------
          Total distributions                           (35,958,259)          (5,388,471)

     SHARES OF BENEFICIAL INTEREST
        Increase from share transactions                125,710,066          822,872,577
                                                     --------------       --------------
          Total increase                                436,683,467          850,317,496

     NET ASSETS - BEGINNING OF PERIOD                 1,458,854,414          608,536,918
                                                     --------------       --------------
     NET ASSETS - END OF PERIOD (including
       undistributed net investment income of
       $-0- and $917, respectively)                  $1,895,537,881       $1,458,854,414
                                                     ==============       ==============



SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR:
--------------------------------------------------------------------------------

PER SHARE DATA

                                                     YEARS ENDED DECEMBER 31:
                                    -----------------------------------------------------------
                                          1999            1998           1997          1996
                                    --------------- --------------- ------------- -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                 $  36.480      $   33.850     $ 25.220      $ 20.110
  Income From Investment
    Operations:
  Net Investment Income                   0.073           0.139        0.130         0.186
  Net Gains on Securities (both
    realized and unrealized)              8.616           2.630        9.206         5.642
                                      ----------      ----------     --------      --------
  Total from Investment
    Operations                            8.689           2.769        9.336         5.828
  Less: Distributions:
  Dividends (from Net Investment
    Income)                              (0.073)         (0.139)      (0.130)       (0.187)
  Distributions (from Capital
    Gains)                               (0.786)          0.000       (0.576)       (0.531)
                                      ----------      ----------     --------      --------
  Total Distributions                    (0.859)         (0.139)      (0.706)       (0.718)
NET ASSET VALUE, END OF PERIOD        $  44.310      $   36.480     $ 33.850      $ 25.220
TOTAL RETURN(3)                           24.01%           8.20%       37.12%        29.09%
RATIOS/SUPPLEMENTAL
 DATA
  Net Assets, End of Period
    (000's omitted)                  $1,895,538      $1,458,854     $608,537      $116,593
  Ratio of Expenses to Average Net
    Assets                                 1.07%           1.09%        1.13%         1.25%
  Ratio of Net Income to Average
    Net Assets                             0.18%           0.42%        0.47%         0.87%
  Portfolio Turnover Rate                 32.55%          25.96%       11.72%        20.95%


                                                        YEARS ENDED DECEMBER 31:                          14 DAYS
                                    -----------------------------------------------------------------      ENDED
                                        1995         1994         1993         1992          1991         12/31/90
                                    ------------ ------------ ------------ ------------ ------------- ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD              $ 13.755     $ 14.273     $ 13.743     $ 11.514     $  9.999         $   10.000
  Income From Investment
    Operations:
  Net Investment Income               0.215        0.213        0.122        0.180        0.232              0.005
  Net Gains on Securities (both
    realized and unrealized)          6.674        0.130        0.745        2.229        1.728              0.000
                                    --------     --------     --------     --------     --------        ----------
  Total from Investment
    Operations                        6.889        0.343        0.867        2.409        1.960              0.005
  Less: Distributions:
  Dividends (from Net Investment
    Income)                          (0.214)      (0.213)      (0.122)      (0.180)      (0.233)            (0.006)
  Distributions (from Capital
    Gains)                           (0.320)      (0.648)      (0.215)       0.000       (0.212)             0.000
                                    --------     --------     --------     --------     --------        ----------
  Total Distributions                (0.534)      (0.861)      (0.337)      (0.180)      (0.445)            (0.006)
NET ASSET VALUE, END OF PERIOD     $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514         $    9.999
TOTAL RETURN(3)                       50.41%        2.41%        6.37%       21.04%       19.98%             (0.03%)
RATIOS/SUPPLEMENTAL
 DATA
  Net Assets, End of Period
    (000's omitted)                 $50,744      $23,362      $19,666      $10,298      $ 4,423         $      200
  Ratio of Expenses to Average Net
    Assets                            1.25%         1.25%        1.25%        1.25%        1.25%              0.82%(1)
  Ratio of Net Income to Average
    Net Assets                        1.31%         1.51%        0.94%        1.54%        2.43%              2.15%(1)
  Portfolio Turnover Rate            22.56%        36.63%       29.09%       37.09%       21.17%                n/a(2)

(1) Annualized


(2) Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short-term investments which are excluded from this ratio.

(3) Past performance is not predictive of future performance.


SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks and U.S. Treasury Bills or Treasury Notes. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATION Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     FEDERAL INCOME TAXES The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     NET ASSET VALUE The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

     USE OF ESTIMATES In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the twelve months ended December 31, 1999, The Torray Fund paid management fees of $16,626,268 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the twelve months ended December 31, 1999, totaled $1,122,912. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees ($10,000 per annum and $1,000 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.


NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the twelve months ended December 31, 1999 aggregated $624,711,375 and $530,240,074, respectively. Net unrealized appreciation of investments at December 31, 1999 includes aggregate unrealized gains of $486,455,482 and unrealized losses of $27,677,519.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:

                                                              YEAR                               YEAR
                                                             ENDED                              ENDED
                                                            12/31/99                           12/31/98
                                               ---------------------------------- ----------------------------------
                                                    SHARES            AMOUNT           SHARES            AMOUNT
                                               ---------------- ----------------- ---------------- -----------------
Shares issued                                      12,235,340    $  505,563,450       35,718,479    $1,296,475,075
Reinvestments of dividends and distributions          810,315        33,054,946          134,002         4,754,810
Shares redeemed                                   (10,252,159)     (412,908,330)     (13,844,577)     (478,357,308)
                                                  -----------    --------------      -----------    --------------
                                                    2,793,496    $  125,710,066       22,007,904    $  822,872,577
                                                  ===========    ==============      ===========    ==============

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 847,395 shares or 2.02% of the Fund.

THE TORRAY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Torray Fund
Bethesda, Maryland


     We have audited the accompanying statement of assets and liabilities of The Torray Fund, including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended December 31, 1996 and for the period from December 18, 1990 (commencement of operations) through December 31, 1990 were audited by other auditors whose report dated January 22, 1997 expressed an unqualified opinion on the financial highlights.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.


                               BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
January 20, 2000

                                    TRUSTEES
--------------------------------------------------------------------
                                Frederick Amling
                                 Bruce C. Ellis
                                 William M Lane
                                 Robert P. Moltz
                                Roy A. Schotland
                                 Wayne H. Shaner


                               INVESTMENT ADVISOR
--------------------------------------------------------------------
                             The Torray Corporation
                                    OFFICERS
                                --------------
                           Robert E. Torray, President
                         Douglas C. Eby, Vice President
                         William M Lane, Vice President


                                 TRANSFER AGENT
--------------------------------------------------------------------
                                      PFPC
                              Global Fund Services
                              211 South Gulph Road
                   King of Prussia, Pennsylvania 19406-0903


                                  LEGAL COUNSEL
--------------------------------------------------------------------
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036

                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.

                                       The
                                     TORRAY
                                      FUND


                                  ANNUAL REPORT
                                DECEMBER 31, 1999



                                 THE TORRAY FUND
                                    SUITE 450
                              6610 ROCKLEDGE DRIVE
                           BETHESDA, MARYLAND 20817
                                 (301) 493-4600
                                 1-800-443-3036